UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 7, 2015

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, New Jersey 07922

(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Authentidate Holding Corp. (the “Company”) issued a senior secured promissory note (the “Note”) in the aggregate principal amount of $320,000 to MKA 79, LLC (the “Purchaser”), in a private transaction dated August 7, 2015. The Note is due and payable on December 31, 2015 and interest shall accrue on the Note at the rate of 10.0% per annum. The Note is not convertible into equity securities of the Company and it contains terms and events of default customary for similar transactions. The Note is secured by a first priority lien on certain of our assets, as described in a security agreement entered into between the Company and the Purchaser dated as of August 7, 2015. In consideration of the loan, the Company and the Purchaser entered into a Warrant Amendment Agreement pursuant to which the Company agreed to amend certain of the terms of the existing 5,474,829 Common Stock Purchase Warrants (the “Warrants”) currently held by the Purchaser and an affiliate of the Purchaser. In amending the Warrants, the Company agreed to reduce the exercise price of such Warrants to $0.17 and to extend the expiration date of the Warrants to December 13, 2019. The Warrants amended by the Warrant Amendment Agreement were issued in various transactions on or about March 14, 2012, September 28, 2012, and June 20, 2013 at exercise prices ranging between $0.95 and $1.34. The Purchaser is an entity affiliated with J. David Luce, a member of the Company’s board of directors. The Company is using the net proceeds from the transaction for general business and working capital purposes. The description of the terms and conditions of the Note, the Security Agreement and related Warrant Amendment Agreement does not purport to be complete and is qualified in its entirety by the full text of the form of the Note, Security Agreement and the Warrant Amendment Agreement, which documents have been filed as exhibits to this Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K with respect to the Warrant Amendment Agreement is incorporated by reference into this Item 3.02. The modifications to the Warrants have been determined to be exempt from registration under the Securities Act of 1933 in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, as transactions by an issuer not involving a public offering, in which the investors are accredited and have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof. Such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Title or Description

4.1	Form of Note

10.1	Security Agreement between Authentidate Holding Corp. and the Holder

10.2	Warrant Amendment Agreement between Authentidate Holding Corp. and the named warrant holders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

By:	/s/ Ian C. Bonnet
Name:	Ian C. Bonnet
Title:	Chief Executive Officer

Date: August 11, 2015

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

4.1	Form of Note

10.1	Security Agreement between Authentidate Holding Corp. and the Holder

10.2	Warrant Amendment Agreement between Authentidate Holding Corp. and the named warrant holders

4